Exhibit 99.1

Pricing Supplement dated November 18, 2003	Rule 424(b)(5)
(To Prospectus dated May 7, 2002)	Registration Statement No.
333-86842 and Registration
Statement No. 333-86842-01

AMB PROPERTY, L.P.

SERIES B MEDIUM-TERM NOTE
(FLOATING RATE)

Principal Amount:  $50,000,000

Price to Public:  100%

Agent’s Discount or Commission:  $175,000 (0.350%)

Net Proceeds to us:  The estimated net proceeds are approximately $49,785,000, after deducting the agents' commissions of $175,000 and anticipated offering expenses of approximately $40,000.

Initial Interest Rate:  3 Month LIBOR plus 40 basis points:  1.57%

Maturity Date:  November 21, 2006

Original Issue Date:  November 21, 2003

Trade Date:  November 18, 2003

Calculation Agent:
☒	U.S. Bank N.A.
☐	Other

Exchange Rate Agent:
☐	U.S. Bank N.A.
☐	Other

Interest Payment Dates:  Third Wednesday of March, June, September and December, commencing December 17, 2003

Regular Record Dates:  Fifteenth calendar day immediately preceding the related Interest Payment Date

Specified Currency:
☒	United States Dollars
☐	EURO
☐	Composite Currency:
☐	Other:	Principal Financial Center: Not applicable

Authorized Denomination:
☒	$1,000 or integral multiples thereof
☐	Other

Interest Rate Basis:
☐	CD Rate
☐	Commercial Paper Rate
☐	CMT Rate (Telerate Page 7052 unless otherwise designated below)
☐ Designated CMT Telerate Page:
☐ Designated CMT Maturity Index (if other than two years):
☐	EURIBOR

☐	Federal Funds Rate
☒	LIBOR
Designated LIBOR Page:
☐ LIBOR Reuters Page:
☒ LIBOR Telerate Page: 3750
Index Currency: U.S. Dollars
☐	Prime Rate
☐	Treasury Rate
☐	Other (see attached)

Index Maturity:
☐	Daily	☐	5 Year
☐	1 Month	☐	7 Year
☒	3 Months	☐	10 Year
☐	6 Months	☐	20 Year
☐	1 Year	☐	30 Year
☐	2 Year	☐	Other
☐	3 Year

Spread:  ☒ + ☐ – 40 Basis Points

Spread Multiplier: None

Interest Reset Frequency:
☐	Daily
☐	Weekly
☐	Monthly
☒	Quarterly
☐	Semi-annually during the months of and
☐	Annually during the month of

Maximum Interest Rate: None

Minimum Interest Rate: None

Initial Interest Reset Date: The first Interest Reset Date following the Original Issue Date will be March 17, 2004.

Interest Reset Date(s): Third Wednesday of March, June, September and December

Interest Determination Date(s): 2 business days prior to the Interest Reset Date

Interest Category:
☒	Regular Floating Rate Note
☐	Floating Rate/Fixed Rate Note
Fixed Rate Commencement Date:
Fixed Interest Rate:
☐	Inverse Floating Rate Note
Fixed Interest Rate:

Redemption:
☒	The Note cannot be redeemed prior to maturity
☐	The Note may be redeemed at the option of the Operating Partnership prior to maturity
Redemption Commencement Date:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction:

Repayment:
☒	The Note cannot be repaid prior to maturity
☐	The Note may be repaid prior to maturity at the option of the Holder of the Note
Optional Repayment Date(s):
Repayment Price:

Discount Notes: ☐ Yes ☒ No
Issue Price:
Total Amount of OID:
Yield to Maturity:
Initial Accrual Period:

Form: ☒ Book-Entry ☐ Certificated

Agent:
☐	Morgan Stanley & Co. Incorporated
☐	A.G. Edwards & Sons, Inc.
☐	Banc of America Securities LLC
☐	Bear, Stearns & Co. Inc.
☐	Commerzbank Capital Markets Corp.
☐	First Union Securities, Inc.
☒	J.P. Morgan Securities Inc.
☐	Lehman Brothers Inc.
☒	PNC Capital Markets, Inc.

Agent’s Capacity: ☒ Agent ☐ Principal

Addendum Attached: ☐ Yes ☒ No

Other/Additional Provisions: Not applicable

Supplemental Federal Income Tax Considerations

          The following is a summary of certain supplemental United States federal income tax considerations anticipated to be material to holders of the notes. This summary is a supplement to the information provided in the attached prospectus under the caption “Certain Federal Income Tax Considerations,” and is subject to the limitations and qualification set forth in the attached prospectus. Holders are urged to review such information in the attached prospectus together with this summary. This summary is based on current law, is for general information only and is not tax advice.

          Legislation was recently enacted that reduces the maximum tax rate of non-corporate taxpayers for long-term capital gains generally from 20% to 15% for taxable years ending on or after May 6, 2003. This rate change is currently scheduled to “sunset” or revert back to the provisions of prior law effective for taxable years beginning after December 31, 2008, at which time the long-term capital gains tax rate will be increased to 20%.